Exhibit 21.1

Subsidiaries of

Surgery Partners, Inc.

Entity Name	Jurisdiction of Organization	Doing Business As
Ambulatory Resource Centres Investment Company, LLC	Delaware
Ambulatory Resource Centres of Washington, Inc.	Tennessee
Ambulatory Resource Centres of Wilmington, Inc.	Tennessee
Anesthesia Management Services, LLC	Florida
Anesthesiology Professional Services, Inc.	Florida
Animas Surgical Hospital, LLC	Delaware
APS of Bradenton, LLC	Florida
APS of Merritt Island, LLC	Florida
APS of Suncoast, LLC	Florida
ARC Development Corporation	Tennessee
ARC Financial Services Corporation	Tennessee
ARC Kentucky, LLC	Tennessee	ARC Kentucky/Louisville, LLC
ARC of Bellingham, L.P.	Tennessee
ARC of Georgia, LLC	Tennessee	Premier Surgery Center
Armenia Ambulatory Surgery Center, LLC	Florida
ASC Gamma Partners, Ltd.	Florida	West Kendall Surgical Center
ASC of Hammond, Inc.	Delaware
ASC of New Albany, LLC	Indiana
Austin Surgical Holdings, LLC	Delaware	ATX Surgical Holdings, LLC
Baton Rouge Anesthesia Services, LLC	Delaware
Bayside Endoscopy Center, LLC	Rhode Island
Birmingham Surgery Center, LLC	Delaware
Blue Ridge NovaMed, Inc.	Missouri
Blue Ridge Surgical Center, LLC	Delaware
Boulder Spine Center, LLC	Delaware	Minimally Invasive Spine Institute
Bradenton Anesthesia Services, LLC	Florida
Bristol Spine Center, LLC	Delaware	Renaissance Surgery Center
Business IT Solutions of Tampa, Inc.	Florida
Cape Coral Ambulatory Surgery Center, LLC	Florida
Cape Coral Anesthesia Services, LLC	Florida
CCIF, LLC	Delaware
Central Montana Imaging, LLC	Montana
Chesterfield Spine Center, LLC	Delaware	St. Louis Spine and Orthopedic Surgery Center
CMMP Surgical Center, L.L.C.	Missouri
CMSC, LLC	Montana
Community Care Channing Way, LLC	Delaware
Community Care Rexburg, LLC	Delaware
Community Care West Side, LLC	Delaware
Cypress Surgery Center, LLC	Delaware
Delaware Outpatient Center for Surgery, LLC	Delaware
Great Falls Clinic Surgery Center, LLC	Montana
Honolulu Spine Center, LLC	Delaware	Honolulu Sports and Spine Center
IFSC Acquisition, LLC	Delaware
Jacksonville Beach Surgery Center, L.P.	Tennessee	Jacksonville Beach Surgery Center
Kent, LLC	Rhode Island
Lake Mary Surgery Center, L.L.C.	Florida
Largo Endoscopy Center, L.P.	Tennessee	Tampa Bay Regional Surgery Center
Largo Surgery, LLC	Florida	West Bay Surgery Center
Laser and Outpatient Surgery Center, LLC	Delaware
Logan Laboratories, LLC	Delaware
Lubbock Heart Hospital, LLC	Delaware	Lubbock Heart & Surgical Hospital
Lubbock Surgicenter, Inc.	Texas
MDN Acquisition Company, Inc.	Delaware

Entity Name	Jurisdiction of Organization	Doing Business As
Medical Billing Solutions, LLC	Florida
Midwest Uncuts, Inc.	Iowa	Midwest Labs
Millenia Surgery Center, L.L.C.	Florida
Montana Health Partners, LLC	Montana
Mountain View Hospital, LLC	Delaware
MV Oncology, LLC	Delaware
MVH Idaho Falls Oncology, LLC	Delaware
MVH SNF Holding, LLC	Idaho
NeoSpine Puyallup Spine Center, LLC	Delaware	Microsurgical Spine Center
NeoSpine Surgery of Bristol, LLC	Delaware
NeoSpine Surgery of Puyallup, LLC	Delaware
NeoSpine Surgery, LLC	Delaware
New Albany Outpatient Surgery, L.P.	Delaware
New Tampa Surgery Center, Ltd.	Florida
Nexus Vision Group, LLC	Mississippi
NMGK, Inc.	Illinois
NMI, Inc.	Georgia
NMLO, Inc.	Kansas
Northwest Ambulatory Surgery Services, LLC	Washington	Bellingham Ambulatory Surgery Center
NovaMed Acquisition Company, Inc.	Delaware
NovaMed Alliance, Inc.	Delaware	Optical Synergies
Premier Vision Buying Group
The Buyers Edge
The Alliance
NovaMed Eye Surgery and Laser Center of St. Joseph, Inc.	Missouri
NovaMed Eye Surgery Center (Plaza), L.L.C.	Delaware
NovaMed Eye Surgery Center of Cincinnati, LLC	Delaware
NovaMed Eye Surgery Center of Maryville, LLC	Delaware	Eyes of Illinois Surgery Center
NovaMed Eye Surgery Center of New Albany, LLC	Delaware
NovaMed Eye Surgery Center of North County, LLC	Delaware
NovaMed Eye Surgery Center of Overland Park, LLC	Delaware
NovaMed Eyecare Research, Inc.	Delaware
NovaMed Management of Kansas City, Inc.	Missouri
NovaMed Management Services, LLC	Delaware
NovaMed of Bethlehem, Inc.	Delaware
NovaMed of Dallas, Inc.	Delaware
NovaMed of Laredo, Inc.	Delaware
NovaMed of Lebanon, Inc.	Delaware
NovaMed of Louisville, Inc.	Kentucky
NovaMed of San Antonio, Inc.	Delaware
NovaMed of Texas, Inc.	Delaware
NovaMed of Wisconsin, Inc.	Delaware
NovaMed Pain Management Center of New Albany, LLC	Delaware
NovaMed Surgery Center of Baton Rouge, LLC	Delaware	Interventional Pain Management Center
NovaMed Surgery Center of Bedford, LLC	Delaware	NH Eye Surgicenter
NovaMed Surgery Center of Chattanooga, LLC	Delaware
NovaMed Surgery Center of Chicago-Northshore, LLC	Delaware	NovaMed Eye Surgery Center – Northshore
NovaMed Surgery Center of Cleveland, LLC	Delaware	The Surgery Center of Cleveland
NovaMed Surgery Center of Colorado Springs, LLC	Delaware	United Ambulatory Surgery Center
NovaMed Surgery Center of Denver, LLC	Delaware	Colorado Outpatient Eye Surgery Center
NovaMed Surgery Center of Jonesboro, LLC	Delaware	Eye Surgery Center of Arkansas
NovaMed Surgery Center of Laredo, LP	Delaware
NovaMed Surgery Center of Madison, Limited Partnership	Wisconsin
NovaMed Surgery Center of Nashua, LLC	Delaware	Nashua Eye Surgery Center
NovaMed Surgery Center of Oak Lawn, LLC	Delaware	Center for Reconstructive Surgery
NovaMed Surgery Center of Orlando, LLC	Delaware	Downtown Surgery Center
NovaMed Surgery Center of Palm Beach, LLC	Delaware	Palm Beach Outpatient Surgical Center
NovaMed Surgery Center of River Forest, LLC	Delaware

Entity Name	Jurisdiction of Organization	Doing Business As
NovaMed Surgery Center of San Antonio, L.P.	Delaware	American Surgery Centers of South Texas
NovaMed Surgery Center of Sandusky, LLC	Delaware	Surgery Center of Sandusky
NovaMed Surgery Center of St. Peters, LLC	Delaware	St. Peters Ambulatory Surgery Center
NovaMed Surgery Center of Tyler, L.P.	Delaware	The Cataract Center of East Texas
NovaMed Surgery Center of Warrensburg, LLC	Delaware	Surgery Center of Warrensburg
Eye Surgery Center of Warrensburg
NovaMed Surgery Center of Whittier, LLC	Delaware	Center for Outpatient Surgery
NovaMed, Inc.	Delaware	Surgery Partners
NPR Anesthesia Services, LLC	Florida
Ocala Surgery Center Realty, LLC	Tennessee
Ocean State Endoscopy Holdings, LLC	Rhode Island
Orange City Anesthesia Services, LLC	Florida
Orange City Surgery Center, LLC	Florida
Orthopaedic Surgery Center of Asheville, L.P.	Tennessee	Orthopaedic Surgery Center of Asheville, Limited Partnership
Palm Bay Surgery Center, LLLP	Florida
Park Place Surgery Center, L.L.C.	Florida
Patient Education Concepts, Inc.	Delaware	CRM Marketing Group
Centre for Refractive Marketing
Centre for Refractive Marketing Group
Physicians Medical Center, L.L.C.	Louisiana
Physicians Surgery Center, LLC	Delaware	Lee Island Coast Surgery Center
Physicians Surgical Care, Inc.	Delaware
Pickaway Surgical Center, Ltd.	Ohio	Physicians Ambulatory Surgery Center
PMCROS, L.L.C.	Louisiana
Portsmouth, LLC	Delaware
PSC Development Company, LLC	Delaware
PSC of New York, L.L.C.	Delaware
PSC Operating Company, LLC	Delaware
PSHS Alpha Partners, Ltd.	Florida	Lake Worth Surgery Center
PSHS Beta Partners, Ltd.	Florida	The Gables Surgical Center
Quahog Holding Company, LLC	Delaware
Rehabilitation Medical Group, Inc.	Florida
Saint Thomas Compounding LLC	Florida
Sarasota Ambulatory Surgery Center, Ltd.	Florida
Sarasota Anesthesia Services, LLC	Florida
SARC/Asheville, Inc.	Tennessee
SARC/Circleville, Inc.	Tennessee
SARC/Ft. Myers, Inc.	Tennessee
SARC/Georgia, Inc.	Tennessee
SARC/Jacksonville, Inc.	Tennessee
SARC/Kent, LLC	Tennessee
SARC/Largo Endoscopy, Inc.	Tennessee
SARC/Largo, Inc.	Tennessee
SARC/Providence, LLC	Tennessee
SARC/San Antonio, LLC	Tennessee
SARC/St. Charles, Inc.	Tennessee
SARC/Vincennes, Inc.	Tennessee
SMBI DOCS, LLC	Tennessee
SMBI Great Falls, LLC	Tennessee
SMBI Gresham, LLC	Tennessee
SMBI Havertown, LLC	Tennessee
SMBI Idaho, LLC	Tennessee
SMBI Jackson, LLC	Delaware
SMBI LHH, LLC	Delaware
SMBI Portsmouth, LLC	Tennessee
SMBI STLWSC, LLC	Tennessee
SMBIMS Birmingham, Inc.	Tennessee

Entity Name	Jurisdiction of Organization	Doing Business As
SMBIMS Durango, LLC	Tennessee
SMBIMS Florida I, LLC	Florida
SMBIMS Greenville, LLC	Tennessee
SMBIMS Kirkwood, LLC	Tennessee
SMBIMS Novi, LLC	Tennessee
SMBIMS Orange City, LLC	Tennessee
SMBIMS Steubenville, Inc.	Tennessee
SMBIMS Wichita, LLC	Tennessee
SMBISS Beverly Hills, LLC	Tennessee
SMBISS Chesterfield, LLC	Tennessee
SMBISS Encino, LLC	Tennessee
SMBISS Irvine, LLC	Tennessee
SMBISS Thousand Oaks, LLC	Tennessee
SNF Ammon Operating Company, LLC	Idaho
SNF Ammon Real Estate, LLC	Idaho
SP Holdco I, Inc.	Delaware
Space Coast Anesthesia Services, LLC	Florida
Space Coast Surgery Center LLLP	Florida
Specialty Surgical Center of Beverly Hills, L.P.	California
Specialty Surgical Center of Encino, L.P.	California
Specialty Surgical Center of Encino, LLC	California
Specialty Surgical Center of Irvine, L.P.	California
Specialty Surgical Center of Irvine, LLC	California
Specialty Surgical Center, LLC	California
SSC Provider Network, LLC	Delaware
St. Louis Women’s Surgery Center, LLC	Delaware
Suncoast Specialty Surgery Center, LLLP	Florida
Surgery Center Holdings, Inc.	Delaware
Surgery Center Holdings, LLC	Delaware
Surgery Center of Fremont, LLC	Delaware
Surgery Center of Kalamazoo, LLC	Michigan
Surgery Center of Lebanon, LP	Pennsylvania	Physicians Surgical Center
Surgery Center of Pennsylvania, LLC	Pennsylvania
Surgery Center Partners, LLC	Delaware	Timberlake Surgery Center
Surgery Partners Acquisition Company, Inc.	Florida
Surgery Partners of Coral Gables, LLC	Florida
Surgery Partners of Lake Mary, LLC	Florida
Surgery Partners of Lake Worth, LLC	Florida
Surgery Partners of Merritt Island, LLC	Florida
Surgery Partners of Millenia, LLC	Florida
Surgery Partners of New Tampa, LLC	Florida
Surgery Partners of Orlando, LLC	Florida
Surgery Partners of Park Place, LLC	Florida
Surgery Partners of Sarasota, LLC	Florida
Surgery Partners of Suncoast, LLC	Florida
Surgery Partners of West Kendall, L.L.C.	Florida
Surgery Partners of Westchase, LLC	Florida
Surgery Partners, LLC	Florida
Surgical Hospital of Austin, LP	Texas	Austin Surgical Hospital
Symbion Ambulatory Resource Centres, Inc.	Tennessee
Symbion Anesthesia Services, LLC	Delaware
Symbion Holdings Corporation	Delaware
Symbion JV, LLC	Tennessee
Symbion, Inc.	Delaware
SymbionARC Management Services, Inc.	Tennessee
SymbionARC Support Services, LLC	Tennessee
Tampa Pain Relief Center, Inc.	Florida	Orlando Pain Relief Center
Brandon Pain Medicine

Entity Name	Jurisdiction of Organization	Doing Business As
Central Florida Pain Relief Centers - Altamonte Springs
Central Florida Pain Relief Centers - Downtown
Central Florida Pain Relief Centers - Lake Mary
Central Florida Pain Relief Centers - Sandlake
Florida Orthopedic Partners
Kendall Pain Relief Center
Pain Medicine Institute
Palm Beach Pain Relief Center
Sarasota Pain Relief Center
South Florida Pain Relief Center
Space Coast Pain Institute
Florida Pain Institute
TCU Management Company, LLC	Idaho
Texarkana Surgery Center GP, Inc.	Texas
Texarkana Surgery Center, L.P.	Delaware
Texas Physician Group	Texas	Austin Wound Care and Hyperbaric Center
The Cataract Specialty Surgical Center, LLC	Michigan
The Center for Special Surgery, LLC	Delaware
The Center for Specialized Surgery, LP	Pennsylvania
The Surgery Center of Ocala, LLC	Tennessee
The Surgery Center, LLC	Georgia
UniPhy Healthcare of Johnson City VI, LLC	Tennessee
UniPhy Healthcare of Maine I, Inc.	Tennessee
UniPhy Healthcare of Memphis II, Inc.	Tennessee
Valley Ambulatory Surgery Center, L.P.	Illinois
Valley Medical Inn, L.P.	Illinois
Valley Surgical Center, Ltd.	Ohio
VASC, Inc.	Illinois
Village Surgicenter, Inc.	Delaware
Village Surgicenter, Limited Partnership	Delaware
Westchase Surgery Center, Ltd.	Florida
Wilmington Surgery Center, L.P.	Tennessee